Exhibit 10.2

Execution Version

May 11, 2021

MEDMEN ENTERPRISES INC.

10115 Jefferson Blvd.

Culver City, California 90232

Attention: Reece Fulgham, Chief Financial Officer

Re: Waiver of Certain Defaults and Events of Default in the Third Amended and Restated

Securities Purchase Agreement

Ladies and Gentlemen:

We refer to (i) that certain Third Amended and Restated Securities Purchase Agreement, dated as of January 11, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “SPA”) by and among MEDMEN ENTERPRISES INC., a company incorporated under the laws of the Province of British Columbia (the “Company”), MM CAN USA, INC., a California corporation (“Holdings”), each other Credit Party party thereto, each Purchaser (as defined therein) and GOTHAM GREEN ADMIN 1, LLC, a Delaware limited liability company, (the “Collateral Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the SPA and (ii) that certain Fifth Modification to Senior Secured Commercial Loan Agreement, dated as of May 11, 2021 (the “Hankey Fifth Modification”), by and among, inter alios, Holdings, the Company and Hankey Capital, LLC.

The Company acknowledges that certain Potential Existing Defaults (as defined herein) identified on Exhibit A hereto have occurred under the SPA and other Operative Documents and are or may be continuing on and as of the date hereof (or, in the case of the Subsequent Defaults (as defined herein), may occur after the date hereof). In accordance with the SPA, the Collateral Agent and Holders signatories hereto (which constitute the Majority Holders) hereby agree that notwithstanding any provision in the SPA or any other Operative Document to the contrary, the Majority Holders hereby forever and irrevocably waive (i) the Potential Existing Defaults, in each case, in existence, having occurred or having been made on, or with respect to the periods ending on, or prior to the date hereof, and (ii) each Subsequent Default that may occur after the date hereof. The waiver set forth herein will be effective upon execution of this waiver letter (the “Waiver Letter”) by the Company, the other Credit Parties and the Majority Holders. This Waiver Letter constitutes an Operative Document. Notwithstanding anything to the contrary in this Waiver Letter, nothing herein shall constitute an admission that any Default or Event of Default has occurred and is continuing as of the date hereof.

In addition, in accordance with the SPA, the Collateral Agent and the Holders signatories hereto (which constitute Majority Holders) hereby consent to the transactions contemplated by the Hankey Fifth Modification, including, without limitation, the incurrence and payment of Modification Fee (as defined in the Hankey Fifth Modification) by the Borrower, and agree that any provision to the contrary contained in the SPA or in any other Operative Documents is hereby waived in respect of such transactions, including the incurrence and payment of the Modification Fee.

The waiver set forth above is limited solely to the Potential Existing Defaults and the Subsequent Defaults and shall not be deemed to be a waiver of any other Default or Event of Default or an amendment of any other provision of the SPA or any other Operative Documents. Except as set forth above, nothing contained in this Waiver Letter, or any other communication between or among Collateral Agent, Holders and any Credit Party, shall be construed as a waiver by Collateral Agent or Holders of any covenant or provision of the SPA, the other Operative Documents, this Waiver Letter or any other contract or instrument between or among any Credit Party, Collateral Agent and/or Holders, or of any similar future transaction, and the failure of Collateral Agent and/or Holders at any time or times hereafter to require strict performance by any Credit Party of any provision thereof shall not waive, affect or diminish any right of Collateral Agent and/or Holders to thereafter demand strict compliance therewith. Nothing contained in this Waiver Letter shall directly or indirectly in any way whatsoever either: (a) except as expressly provided herein, impair, prejudice or otherwise adversely affect Collateral Agent’s or any Holder’s right at any time to exercise any right, privilege or remedy in connection with the SPA or any other Operative Document, (b) except as expressly provided herein, amend or alter any provision of the SPA or any other Operative Documents or any other contract or instrument, or (c) constitute any course of dealings or other basis for altering any obligation of any Credit Party under the SPA or any other Operative Document or any right, privilege or remedy of the Collateral Agent or any Holder under the SPA, any other Operative Document or any other contract or instrument. Collateral Agent and Holders hereby reserve all rights granted under the SPA, the other Operative Documents, this Waiver Letter and any other contract or instrument between or among any Credit Party, Collateral Agent and Holders. As modified by this Waiver Letter, the SPA shall remain in full force and effect and constitute the legal, valid, binding and enforceable obligations of the Credit Parties. This Waiver Letter shall be governed by, and construed in accordance with the internal laws (and not the laws of conflicts) of the State of New York and all applicable laws of the United States of America. The Company agrees to pay on demand all costs and expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Collateral Agent and the Majority Holders in connection with this Waiver Letter. This Waiver Letter constitutes the entire understanding of the parties hereto and supercedes any other prior or contemporaneous negotiations or agreements with respect to the subject matter hereof. This Waiver Letter may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

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2

Very truly yours,

GOTHAM GREEN ADMIN 1, LLC,
as Collateral Agent

By	/s/ Jason Adler
Name:	Jason Adler
Title:	Managing Member

Waiver Letter – Signature Page

HOLDERS:

GOTHAM GREEN FUND 1, L.P.			PURA VIDA MASTER FUND, LTD.
GOTHAM GREEN FUND 1 (Q), L.P.			By:	Pura Vida Investments, LLC,
By:	Gotham Green GP1, LLC,			its Investment Manager
its general partner

By:	/s/ Jason Adler		By:	/s/ Efrem Kamen
	Name:	Jason Adler		Name:	Efrem Kamen
	Title:	Managing Member		Title:	Managing Member

GOTHAM GREEN FUND II, L.P. GOTHAM GREEN FUND II (Q), L.P.			PURA VIDA PRO SPECIAL OPPORTUNITY MASTER FUND, LTD.
By:	Gotham Green GP1, LLC,		By:	Pura Vida Pro, LLC,
	its general partner			its Investment Manager

By:	/s/ Jason Adler		By:	/s/ Efrem Kamen
	Name:	Jason Adler		Name:	Efrem Kamen
	Title:	Managing Member		Title:	Managing Member

GOTHAM GREEN PARTNERS SPV IV, L.P.			GOTHAM GREEN PARTNERS SPV VI, L.P.
By:	Gotham Green Partners SPV IV GP,		By:	Gotham Green Partners SPV VI GP,
	LLC, its general partner			LLC, its general partner

By:	/s/ Jason Adler		By:	/s/ Jason Adler
	Name:	Jason Adler		Name:	Jason Adler
	Title:	Managing Member		Title:	Managing Member

PARALLAX MASTER FUND, L.P.
By:	Parallax Volatility Advisers, L.P.,
its attorney in face/investment adviser

By:	/s/ William Bartlett
	Name:	William Bartlett
	Title:	CEO

Waiver Letter – Signature Page

ACKNOWLEDGED AND AGREED:

COMPANY:

MEDMEN ENTERPRISES INC

By:	/s/ Reece Fulgham
Name:	Reece Fulgham
Title:	Chief Financial Officer:

OTHER CREDIT PARTIES:

MM CAN USA, INC.

By:	/s/ Reece Fulgham
Name:	Reece Fulgham
Title:	Chief Financial Officer

Waiver Letter – Signature Page

MM ENTERPRISES USA, LLC		MMOF VEGAS, LLC
a Delaware limited liability company		a Nevada limited liability company

By:	MM CAN USA, Inc.,	By:	MM Enterprises USA, LLC,
	a California corporation,		Its Sole Member
its Manager
		By:	MM CAN USA, Inc.,
a California corporation,
its Manager

By:	/s/ Reece Fulgham	By:	/s/ Reece Fulgham
Name:	Reece Fulgham	Name:	Reece Fulgham
Title:	Chief Financial Officer	Title:	Chief Financial Officer

MMOF VEGAS RETAIL, INC.		MMOF FREMONT RETAIL, INC.
a Nevada corporation		a Nevada corporation

By:	/s/ Reece Fulgham	By:	/s/ Reece Fulgham
Name:	Reece Fulgham	Name:	Reece Fulgham
Title:	Chief Financial Officer	Title:	Chief Financial Officer

MMNV2 HOLDINGS I, LLC		MMOF FREMONT, LLC
a Nevada limited liability company		a Nevada limited liability company

By:	MM Enterprises USA, LLC,	By:	MM Enterprises USA, LLC,
	Its Sole Member		Its Sole Member

By:	MM CAN USA, Inc.,	By:	MM CAN USA, Inc.,
	a California corporation,		a California corporation,
	its Manager		its Manager

By:	/s/ Reece Fulgham	By:	/s/ Reece Fulgham
Name:	Reece Fulgham	Name:	Reece Fulgham
Title:	Chief Financial Officer	Title:	Chief Financial Officer

Waiver Letter – Signature Page

MANLIN DHS DEVELOPMENT, LLC		DESERT HOT SPRINGS GREEN HORIZONS, INC.
a Nevada limited liability company		a California corporation

By:	MM Enterprises USA, LLC,
Its Sole Member

By:	MM CAN USA, Inc.,	By:	/s/ Reece Fulgham
	a California corporation,	Name:	Reece Fulgham
	its Manager	Title:	Chief Financial Officer

By:	/s/ Reece Fulgham
Name:	Reece Fulgham
Title:	Chief Financial Officer

MME MFDST, INC.		NVGN RE HOLDINGS, LLC
a California corporation		a Nevada limited liability company

By:	/s/ Reece Fulgham	By:	MM Enterprises USA, LLC,
Name:	Reece Fulgham		Its Sole Member
Title:	Chief Financial Officer

		By:	MM CAN USA, Inc.,
a California corporation,
its Manager

		By:	/s/ Reece Fulgham
		Name:	Reece Fulgham
		Title:	Chief Financial Officer

MME GNTX, LLC		MME FLORIDA, LLC
a California limited liability company		a Florida limited liability company

By:	MM Enterprises USA, LLC,	By:	MM Enterprises USA, LLC,
	Its Sole Member		Its Sole Member

By:	MM CAN USA, Inc.,	By:	MM CAN USA, Inc.,
	a California corporation,		a California corporation,
	its Manager		its Manager

By:	/s/ Reece Fulgham	By:	/s/ Reece Fulgham
Name:	Reece Fulgham	Name:	Reece Fulgham
Title:	Chief Financial Officer	Title:	Chief Financial Officer

Waiver Letter – Signature Page

ICH CALIFORNIA HOLDINGS LTD.		MME CULVER RETAIL, INC.
a California corporation		a California corporation

By:	/s/ Reece Fulgham	By:	/s/ Reece Fulgham
Name:	Reece Fulgham	Name:	Reece Fulgham
Title:	Chief Financial Officer	Title:	Chief Financial Officer

ROCHAMBEAU, INC.		MME PASADENA RETAIL, INC.
a California corporation		a California corporation

By:	/s/ Reece Fulgham	By:	/s/ Reece Fulgham
Name:	Reece Fulgham	Name:	Reece Fulgham
Title:	Chief Financial Officer	Title:	Chief Financial Officer

MMOF SM, LLC		SURE FELT LLC
a California limited liability company		a California limited liability company

By:	MM Enterprises USA, LLC,	By:	MM Enterprises USA, LLC,
	Its Sole Member		Its Sole Member

By:	MM CAN USA, Inc.,	By:	MM CAN USA, Inc.,
	a California corporation,		a California corporation,
	its Manager		its Manager

By:	/s/ Reece Fulgham	By:	/s/ Reece Fulgham
Name:	Reece Fulgham	Name:	Reece Fulgham
Title:	Chief Financial Officer	Title:	Chief Financial Officer

MMOF SANTA MONICA, INC.		THE SOURCE SANTA ANA
a California corporation		a California corporation

By:	/s/ Reece Fulgham	By:	/s/ Reece Fulgham
Name:	Reece Fulgham	Name:	Reece Fulgham
Title:	Chief Financial Officer	Title:	Chief Financial Officer

MATTNJEREMY, INC.		EBA HOLDINGS, INC.

By:	/s/ Reece Fulgham	By:	/s/ Reece Fulgham
Name:	Reece Fulgham	Name:	Reece Fulgham
Title:	Chief Financial Officer	Title:	Chief Financial Officer

Waiver Letter – Signature Page

PHARMACANN VIRGINIA, LLC		OMAHA MANAGEMENT SERVICES, LLC

By:	MM Enterprises USA, LLC,	By:	MM Enterprises USA, LLC,
	Its Sole Member		Its Sole Member

By:	MM CAN USA, Inc.,	By:	MM CAN USA, Inc.,
	a California corporation,		a California corporation,
	its Manager		its Manager

By:	/s/ Reece Fulgham	By:	/s/ Reece Fulgham
Name:	Reece Fulgham	Name:	Reece Fulgham
Title:	Chief Financial Officer	Title:	Chief Financial Office

MME EVANSTON RETAIL, LLC		FUTURE TRANSACTIONS HOLDINGS LLC

By:	MM Enterprises USA, LLC,	By:	MM Enterprises USA, LLC,
	Its Sole Member		Its Sole Member

By:	MM CAN USA, INC.,	By:	MM CAN USA, Inc.,
	a California corporation,		a California corporation,
	its Manager		its Manager

By:	/s/ Reece Fulgham	By:	/s/ Reece Fulgham
Name:	Reece Fulgham	Name:	Reece Fulgham
Title:	Chief Financial Officer	Title:	Chief Financial Officer

FARMACY COLLECTIVE

By:	/s/ Reece Fulgham
Name:	Reece Fulgham
Its:	Chief Financial Officer

Waiver Letter – Signature Page

EXHIBIT A

1.	Failures by the Credit Parties to comply with the reporting, deliverables and notice requirements set forth in Section 7.1 (Financial Statements), Section 7.2 (Certificates; Other Information) and Section 7.3 (Notices) of the SPA, each of which may constitute a Default or an Event of Default under Section 9.1 of the SPA (collectively, the “Reporting Defaults”).

2.	Failures by the Credit Parties to (a) pay income and other Tax liabilities for, or otherwise due during, the calendar years ending December 31, 2018, December 31, 2019, December 31, 2020 and December 31, 2021, including any subsequent Default and Event of Default arising in connection with the failure to pay such income and Tax liabilities, as required pursuant to Section 7.7(a) (Payment of Liabilities) and Section 7.17 (Payment of Taxes) of the SPA, but only to the extent that (including with respect to any Subsequent Default) (i) such taxes, assessments, governmental charges and levies (x) have not resulted in the imposition of any Lien (other than Permitted Liens) upon any of the Collateral (as defined in the Security Agreement) and (y) could not reasonably be expected to result in the revocation, expiration, termination or non-renewal of any material license or Cannabis License, (ii) adequate reserves (as determined in good faith judgment by the Company) have been set aside by the applicable Credit Party for such tax, assessment, charge, levy or claim and (iii) the nature of such taxes, assessments, governmental charges and levies have been separately disclosed (orally or in writing) to the Gotham Purchasers prior to the effectiveness of this Amendment (such existing Defaults and Event of Defaults, collectively, “Tax Payment Defaults”; and each such subsequent Default and Event of Default, a “Subsequent Default”, and collectively, the “Subsequent Defaults”), and (b) pay certain trade payables of the Credit Parties when due and payable as required pursuant to Section 7.7(c) (Payment of Liabilities), each of which may constitute a Default or an Event of Default under Section 9.1 of the SPA (the foregoing clause (b) with the Tax Payment Defaults, collectively, the “Payment of Liabilities Default”).

3.	Failures by the Credit Parties to deliver to the Collateral Agent a Control Agreement with respect to deposit accounts number ending # 3504 at East West Bank and # 287786 at TCFU, as required pursuant to Section 7.12(e) (Additional Collateral) of the SPA and Section 5.1 of the Security Agreement, each of which may constitute a Default or an Event of Default pursuant to Section 9.1 the SPA (collectively, the “Control Agreement Defaults”);

4.	Failures by the Credit Parties to obtain prior written consent by the Gotham Purchasers before hiring two “C-Level” employees, being Reece Fulgham (Chief Financial Officer) and Tracy McCourt (Chief Revenue Officer), as required pursuant to Section 7.21(d) (Chief Restructuring Officer; Turnaround Plan; Executive Personnel), each of which may constitute a Default or an Event of Default under Section 9.1 of the SPA (collectively, the “Executive Personnel Defaults”);

5.	Failures by the Credit Parties to provide prior notice, and obtain prior written consent, of the Purchasers before issuing certain press releases and other public disclosures (including certain prospectus, proxy statement or other materials filed with a governmental authority or body), as required pursuant to Section 8.19 (Press Release), each of which may constitute a Default or an Event of Default under Section 9.1 of the SPA (collectively, the “Public Disclosures Defaults”);

6.	Events of Default under Section 9.1(k) of the SPA which may have arisen as a result of the occurrence of certain breaches, violations and events of default in existence on or prior to the date hereof under certain Material Indebtedness, including “Events of Default” as defined in the Hankey Loan Documents and other breaches of the Hankey Loan Documents, but in each case solely to the extent such breaches, violations and events of default are waived, or are otherwise no longer continuing or actionable, by the holders of such Material Indebtedness(collectively, the “Cross Defaults”);

7.	Failure by the Credit Parties to comply with Section 8.13 (Accounting Changes; Fiscal Year) of the SPA which may have arisen as a result of the change in accounting policies of the Credit Parties from IFRS to GAAP (the “Accounting Policies Default”); and

8.	Misrepresentations (including incorrect certifications) made (or deemed made) by any Credit Party and/or any of their respective officers or directors in any Operative Document and/or other certificate and/or document delivered in connection with the SPA and any Operative Document with respect to any potential Defaults or Events of Default described by the foregoing clauses (1) to (7) (collectively, the “Representation Defaults”, and together with the Reporting Defaults, Payment of Liabilities Defaults (for the avoidance of doubt, expressly excluding the Subsequent Defaults), the Executive Personnel Defaults, Control Agreement Defaults, the Public Disclosures Defaults, Cross Defaults and the Accounting Policies Default the “Potential Existing Defaults”).

Waiver Letter – Signature Page